4Q 2021 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Shale Sales Volumes (Bcf)	135.8	130.3	115.0	121.1	502.2	124.7
CBM Sales Volumes (Bcf)	12.0	12.2	12.6	12.7	49.5	13.3
Other Sales Volumes (Bcf)	0.1	0.1	0.1	-	0.3	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)	9.7	10.1	9.5	6.5	35.8	8.1
Oil and Condensate Sales Volumes (Bcfe)	0.6	0.8	0.7	0.3	2.4	0.3

TOTAL (Bcfe)	158.2	153.5	137.9	140.6	590.2	146.5

Average Daily Production (MMcfe)	1,719.4	1,668.7	1,515.6	1,562.5	1,617.1	1,592.5

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2021 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	8	8	16	11,980	2
	Utica	-	-	-	-	-

WV Shirley-Pennsboro	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	-

CPA South	Utica	-	-	-	-	-

Total		8	8	16	11,980	2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

	Q1 2022	2022	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	114.7	450.0	357.8	298.0	217.0	167.4	17.2
Average Prices ($/Mcf)	$3.05	$2.94	$2.89	$2.85	$2.84	$2.86	$2.80

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	5.1	20.8	34.5	46.6	56.4	53.5	10.3
Average Prices ($/Mcf)	$2.50	$2.50	$2.15	$2.31	$2.25	$2.14	$2.27
Total Volumes Hedged (Bcf)(1)	119.8	470.8	392.3	344.6	273.4	220.9	27.5

NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	117.6	452.8	363.2	342.4	242.5	123.9	13.7
Average Prices ($/Mcf)	$2.61	$2.43	$2.31	$2.24	$2.16	$2.14	$2.21

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	2.2	18.0	29.1	2.2	30.9	97.0	13.8
Average Prices ($/Mcf)	$3.05	$2.94	$2.89	$2.85	$2.84	$2.86	$2.80
Total Volumes Hedged (Bcf)(1)	119.8	470.8	392.3	344.6	273.4	220.9	27.5

Estimated Conversion Factor(3)	1.097	1.097	1.084	1.078	1.069	1.064	1.061

(1) Hedge positions as of 1/6/2022.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(3) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2022				CY2022

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	125,775	$2.78	$3.84	($133,109)	493,588	$2.68	$3.79	($547,923)

Index	1,800	$2.06	$3.19	($2,041)	7,300	$2.06	$2.93	($6,343)

Basis:
Eastern Gas-South (DOM)	26,325	($0.64)	($0.69)	$1,255	106,763	($0.64)	($0.86)	$22,968
TCO Pool (TCO)	16,200	($0.53)	($0.55)	$363	62,950	($0.53)	($0.67)	$9,005
Michcon (NMC)	12,600	($0.20)	($0.12)	($1,039)	49,880	($0.20)	($0.20)	($284)
TETCO ELA (TEB)	1,350	($0.09)	($0.17)	$118	5,475	($0.09)	($0.15)	$325
TETCO WLA (TWB)	1,350	($0.08)	($0.06)	($25)	5,475	($0.08)	($0.06)	($95)
TETCO M3 (TMT)	4,275	$0.84	$1.71	($3,539)	9,165	$0.20	$0.04	($2,246)
TETCO M2 (BM2)	43,650	($0.58)	($0.64)	$3,047	177,025	($0.58)	($0.86)	$50,663
Transco Zone 5 South (DKR)	3,150	$1.21	$3.37	($6,673)	7,275	$0.58	$1.00	($7,137)
Total Financial Basis Hedges	108,900			($6,493)	424,008			$73,199

Total Projected Realized Loss				($141,643)				($481,067)

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/6/2022. Anticipated hedging activity is not included in projections.
(1) January prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Realized (Loss) Gain	($400)	($131)	($10)	$2	($539)	$78
Unrealized Gain (Loss)	$780	($1,376)	($529)	$31	($1,094)	$212
Gain (Loss) on Commodity Derivative Instruments	$380	($1,507)	($539)	$33	($1,633)	$290

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating (Loss) Income:	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Natural Gas, NGL and Oil Revenue	$847,340	$585,915	$369,449	$381,225	$2,183,929	$287,262
Gain (Loss) on Commodity Derivative Instruments	379,982	(1,507,270)	(538,859)	33,414	(1,632,733)	289,977
Purchased Gas Revenue	33,212	16,311	16,706	33,484	99,713	27,468
Other Revenue and Operating Income	30,656	24,783	25,494	24,950	105,883	21,996
Total Revenue and Other Operating Income (Loss)	1,291,190	(880,261)	(127,210)	473,073	756,792	626,703
Costs and Expenses:
Operating Expense
Lease Operating Expense	15,547	11,193	10,248	9,268	46,256	9,753
Transportation, Gathering and Compression	91,754	90,609	84,114	77,158	343,635	73,606
Production, Ad Valorem, and Other Fees	11,086	9,552	7,445	5,968	34,051	6,656
Depreciation, Depletion and Amortization	133,833	129,734	122,607	128,944	515,118	144,648
Exploration and Production Related Other Costs	12,548	3,073	2,929	2,076	20,626	5,655
Purchased Gas Costs	32,622	14,192	14,551	32,411	93,776	24,194
Selling, General, and Administrative Costs	35,908	24,851	23,677	28,321	112,757	33,024
Other Operating Expense	16,203	21,654	15,140	15,658	68,655	14,911
Total Operating Expense	349,501	304,858	280,711	299,804	1,234,874	312,447
Other Expense
Other Expense	2,340	3,177	5,865	4,366	15,748	11,398
(Gain) Loss on Assets Sales and Abandonments, net	(19,705)	(12,446)	(7,186)	(2,873)	(42,210)	336
Loss on Debt Extinguishment	15,084	18,653	—	—	33,737	710
Interest Expense	37,264	37,944	39,576	36,372	151,156	37,634
Total Other Expense	34,983	47,328	38,255	37,865	158,431	50,078
Total Costs and Expenses	384,484	352,186	318,966	337,669	1,393,305	362,525
Earnings (Loss) Before Income Tax	906,706	(1,232,447)	(446,176)	135,404	(636,513)	264,178
Income Tax Expense (Benefit)	276,394	(359,526)	(92,117)	37,379	(137,870)	68,420
Net Income (Loss)	$630,312	($872,921)	($354,059)	$98,025	($498,643)	$195,758

Earnings (Loss) per Share
Basic	3.02	($4.05)	($1.61)	$0.45	($2.31)	$0.88
Diluted	2.90	($4.05)	($1.61)	$0.43	($2.31)	$0.87

Weighted-Average Shares Outstanding	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Weighted-Average Shares of Common Stock Outstanding	208,454,502	215,738,737	219,897,242	219,923,634	215,971,381	223,676,251
Effect of Diluted Shares*	8,834,883	—	—	8,746,814	—	2,572,785
Weighted-Average Diluted Shares of Common Stock Outstanding	217,289,385	215,738,737	219,897,242	228,670,448	215,971,381	226,249,036

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards is antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20
ASSETS
Current Assets:
Cash and Cash Equivalents	$3,565	$365	$39,365	$29,610	$15,617
Restricted Cash	—	220,386	768	733	735
Accounts and Notes Receivable
Trade, net	330,122	250,406	157,667	147,714	145,929
Other Receivables, net	8,924	10,234	10,727	9,719	4,238
Supplies Inventories	6,147	5,486	5,698	7,249	9,657
Recoverable Income Taxes	72	—	—	—	88
Derivative Instruments	95,002	83,870	107,625	70,251	84,657
Prepaid Expenses	15,975	13,077	12,126	12,170	12,411
Total Current Assets	459,807	583,824	333,976	277,446	273,332
Property, Plant and Equipment:
Property, Plant and Equipment:	11,362,102	11,206,740	11,128,496	11,084,358	10,963,996
Less-Accumulated Depreciation, Depletion and Amortization	4,372,619	4,246,423	4,119,856	4,064,594	3,938,451
Total Property, Plant and Equipment—Net	6,989,483	6,960,317	7,008,640	7,019,764	7,025,545
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	56,022	69,871	83,618	93,226	108,683
Derivative Instruments	131,994	179,176	204,459	235,695	188,237
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	83,543	85,181	86,819	88,457	90,095
Restricted Cash	—	—	4,751	5,019	5,247
Other Non-Current Assets	56,588	26,470	26,533	26,316	27,311
Total Other Non-Current Assets	651,461	684,012	729,494	772,027	742,887
TOTAL ASSETS	$8,100,751	$8,228,153	$8,072,110	$8,069,237	$8,041,764
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$121,751	$107,266	$118,574	$114,535	$118,185
Derivative Instruments	521,598	1,168,597	415,774	83,762	42,329
Current Portion of Finance Lease Obligations	555	495	406	5,139	6,876
Current Portion of Long-Term Debt	—	231,675	23,098	22,055	22,574
Current Portion of Operating Lease Obligations	22,940	35,461	47,198	52,500	52,575
Other Accrued Liabilities	287,732	223,852	204,145	179,916	198,773
Total Current Liabilities	954,576	1,767,346	809,195	457,907	441,312
Non-Current Liabilities:
Long-Term Debt	2,214,121	2,203,731	2,265,970	2,346,205	2,401,427
Finance Lease Obligations	1,218	1,097	854	956	1,057
Operating Lease Obligations	33,672	34,785	36,569	39,965	53,235
Derivative Instruments	687,354	858,767	285,865	83,705	127,290
Deferred Income Taxes	328,601	51,739	411,380	503,653	466,253
Asset Retirement Obligations	88,859	81,029	81,903	82,689	84,712
Other Non-Current Liabilities	92,077	43,143	43,443	43,747	44,041
Total Non-Current Liabilities	3,445,902	3,274,291	3,125,984	3,100,920	3,178,015
TOTAL LIABILITIES	4,400,478	5,041,637	3,935,179	3,558,827	3,619,327
Stockholders' Equity
Common Stock	2,039	2,124	2,191	2,207	2,208
Capital in Excess of Par Value	2,834,863	2,899,731	2,950,083	2,959,934	2,959,357
Preferred Stock	—	—	—	—	—
Retained Earnings	877,894	299,438	1,199,570	1,563,318	1,476,056
Accumulated Other Comprehensive Loss	(14,523)	(14,777)	(14,913)	(15,049)	(15,184)
TOTAL STOCKHOLDERS' EQUITY	3,700,273	3,186,516	4,136,931	4,510,410	4,422,437
TOTAL LIABILITIES AND EQUITY	$8,100,751	$8,228,153	$8,072,110	$8,069,237	$8,041,764

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Net Income (Loss)	$630,312	($872,921)	($354,059)	$98,025	($498,643)	$195,758
Depreciation, Depletion and Amortization	133,833	129,734	122,607	128,944	515,118	144,648
Amortization of Deferred Financing Costs	8,904	5,992	6,122	6,034	27,052	6,600
Stock-Based Compensation	2,782	3,075	3,178	7,525	16,560	2,473
(Gain) Loss on Asset Sales and Abandonments, net	(19,705)	(12,446)	(7,186)	(2,873)	(42,210)	336
Loss on Debt Extinguishment	15,084	18,653	—	—	33,737	710
(Gain) Loss on Commodity Derivative Instruments	(379,982)	1,507,270	538,859	(33,414)	1,632,733	(289,977)
Gain on Other Derivative Instruments	(2,410)	(1,416)	(465)	(4,194)	(8,485)	(1,338)
Net Cash (Paid) Received in Settlement of Commodity Derivative Instruments	(399,971)	(131,091)	(10,359)	2,405	(539,016)	77,490
Deferred Income Taxes	276,772	(359,689)	(92,322)	37,352	(137,887)	68,408
Other	(281)	(295)	(554)	(150)	(1,280)	(337)
Changes in Operating Assets:
Accounts and Notes Receivable	(75,211)	(91,059)	(10,605)	(7,586)	(184,461)	(69,738)
Recoverable Income Taxes	(71)	—	—	88	17	555
Supplies Inventories	(661)	212	1,525	411	1,487	433
Prepaid Expenses	(2,844)	(946)	296	290	(3,204)	223
Changes in Other Assets	(22,767)	13	(1,048)	(36)	(23,838)	(306)
Changes in Operating Liabilities:
Accounts Payable	(3,922)	(7,773)	18,508	(3,807)	3,006	(18,844)
Accrued Interest	23,819	(29,095)	24,634	(9,872)	9,486	9,653
Other Operating Liabilities	50,537	56,241	158	562	107,498	34,026
Changes in Other Liabilities	18,853	(48)	(62)	(56)	18,687	(49)
Net Cash Provided by Operating Activities	253,071	214,411	239,227	219,648	926,357	160,724

Cash Flows from Investing Activities:
Capital Expenditures	(116,711)	(96,763)	(128,958)	(123,429)	(465,861)	(92,055)
Proceeds from Asset Sales	21,017	12,265	6,964	5,005	45,251	16,341
Net Cash Used in Investing Activities	(95,694)	(84,498)	(121,994)	(118,424)	(420,610)	(75,714)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	(246,853)	(174,614)	—	—	(421,467)	(363,348)
Net Proceeds from (Payments on) CNXM Revolving Credit Facility	39,000	(14,000)	(77,000)	(54,000)	(106,000)	(52,000)
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(33,350)	65,350	—	(800)	31,200	(249,200)
Proceeds from Issuance of CNX Senior Notes	—	—	—	—	—	500,000
Proceeds from Issuance of CNXM Senior Notes	—	395,000	—	—	395,000	—
Net Payments on CSG Non-Revolving Credit Facilities	—	(147,431)	(7,290)	(5,823)	(160,544)	(5,587)
Net Payments on Other Debt	(137)	(122)	(688)	(1,838)	(2,785)	(1,807)
Proceeds from Issuance of Common Stock	103	183	2	4,799	5,087	252
Shares Withheld for Taxes	(8)	(9)	(45)	(4,491)	(4,553)	(61)
Purchases of Common Stock	(120,825)	(77,740)	(22,690)	(23,988)	(245,243)	(37,247)
Debt Issuance and Financing Fees	(12,493)	(663)	—	(1,320)	(14,476)	(10,734)
Net Cash (Used in) Provided by Financing Activities	(374,563)	45,954	(107,711)	(87,461)	(523,781)	(219,732)
Net (Decrease) Increase in Cash, Cash Equivalents, and Restricted Cash	(217,186)	175,867	9,522	13,763	(18,034)	(134,722)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	220,751	44,884	35,362	21,599	21,599	156,321
Cash, Cash Equivalents, and Restricted Cash at End of Period	$3,565	$220,751	$44,884	$35,362	$3,565	$21,599

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2022E
	Gas Sold (%)(1)	Basis
Eastern Gas-South	4%	($0.86)
ETNG Mainline	4%	$0.92
TCO Pool	22%	($0.67)
TETCO ELA & WLA	4%	($0.10)
TETCO M3	5%	$0.04
TETCO M2	38%	($0.86)
Michcon	12%	($0.20)
Physical basis sales	11%	($0.29)
Weighted Average Basis	100%	($0.52)

NYMEX		$3.79
Weighted Average Basis (Not considering hedging)		($0.52)
Realized Price (per MMBtu)		$3.27
Conversion Factor (MMBtu/Mcf)		1.097
Realized Price Before Financial Hedging (per Mcf)		$3.59

(1) Individual market percentages exclude physical basis sales, which are shown separately.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Average Sales Price - Natural Gas	$5.24	$3.61	$2.51	$2.60	$3.55	$1.90
Average (Loss) Gain on Commodity Derivative Instruments - Cash Settlement- Gas	($2.70)	($0.92)	($0.08)	$0.02	($0.98)	$0.56
Average Sales Price - Oil and Condensate*	$11.07	$10.00	$8.85	$6.48	$9.39	$5.33
Average Sales Price - NGLs*	$6.80	$6.19	$4.38	$4.93	$5.65	$2.88

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.83	$2.96	$2.60	$2.73	$2.79	$2.49

Lease Operating Expense (LOE)	$0.10	$0.07	$0.07	$0.07	$0.08	$0.07
Production, Ad Valorem, and Other Fees	$0.07	$0.06	$0.05	$0.04	$0.06	$0.05
Transportation, Gathering and Compression	$0.58	$0.59	$0.61	$0.55	$0.58	$0.50
Depreciation, Depletion and Amortization (DD&A)	$0.83	$0.83	$0.87	$0.90	$0.85	$0.96
Total Natural Gas, NGL and Oil Production Costs	$1.58	$1.55	$1.60	$1.56	$1.57	$1.58

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.75	$0.72	$0.73	$0.66	$0.72	$0.62
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.08	$2.24	$1.87	$2.07	$2.07	$1.87

Fully Burdened Cash Costs, before DD&A(1)	$1.07	$1.06	$1.09	$1.01	$1.06	$1.01
Fully Burdened Cash Margin, before DD&A	$1.76	$1.90	$1.51	$1.72	$1.73	$1.48

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q4 2021, Q3 2021, Q2 2021, Q1 2021 and Q4 2020 total fully burdened cash costs exclude a gain on asset sales of $0.12 per Mcfe, $0.08 per Mcfe, $0.05 per Mcfe, $0.02 per Mcfe and $0.00 per Mcfe, respectively. Q4 2021, Q3 2021, Q2 2021, Q1 2021 and Q4 2020 exclude unrealized losses on interest rate swaps and noncash amortization of $0.04 per Mcfe, $0.03 per Mcfe, $0.04 per Mcfe, $0.01 per Mcfe and $0.04 per Mcfe, respectively. Q4 2021 and Q3 2021 exclude loss on debt extinguishment of $0.10 per Mcfe and $0.12 per Mcfe, respectively. Q42020 also excludes fees related to the Merger of CNX Midstream of $0.05 per Mcfe.

Natural Gas Price Reconciliation	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
NYMEX Natural Gas ($/MMBtu)	$5.83	$4.01	$2.83	$2.69	$3.84	$2.66
Average Differential	(1.02)	(0.70)	(0.50)	(0.30)	(0.57)	(0.91)
BTU Conversion (MMBtu/Mcf)*	0.43	0.30	0.18	0.21	0.28	0.15
(Loss) Gain on Commodity Derivative Instruments-Cash Settlement	(2.70)	(0.92)	(0.08)	0.02	(0.98)	0.56
Realized Gas Price per Mcf	$2.54	$2.69	$2.43	$2.62	$2.57	$2.46
*Conversion factor	1.09	1.09	1.08	1.09	1.09	1.08

GUIDANCE

($ in millions)	2022E
	Low		High
Capital Expenditures	$470	-	$500

Production Volumes (Bcfe)	575	-	605
% Liquids	~7%	-	~8%
% of Natural Gas Hedged	86%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.79
Natural Gas Basis Differential ($/MMBtu)	($0.52)
NGL Realized Price ($/Bbl)	~$28.00

($ in millions)
Adjusted EBITDAX(2)	$1,150	-	$1,200

($ in millions)
Free Cash Flow (FCF)(2)	~$600
FCF Per Share(2)(3)	$2.96

(1) Forward market prices for 2022 guidance as of 1/6/2022.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF guidance includes approximately $35 million in expected asset sales in 2022.
(3) FCF per share guidance based on shares outstanding of 202,489,683 as of 1/20/2022.

2022E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	21	12,700
	Utica	2	15,000

WV Shirley-Pennsboro	Marcellus	8	10,000
	Utica	-	-

Total		31	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, Adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements also excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2020 Annual Report on Form 10-K as filed with the SEC on February 9, 2021). These expenses include, but are not limited to, interest expense, impairment of exploration and production properties, impairment of goodwill and other corporate expenses such as selling, general and administrative costs.

(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Total Revenue and Other Operating Income (Loss)	$1,291	($880)	($127)	$473	$757	$627
Add (Deduct):
Purchased Gas Revenue	(33)	(16)	(17)	(34)	(100)	(28)
(Gain) Loss on Commodity Derivative Instruments	(780)	1,376	529	(31)	1,094	(212)
Other Revenue and Operating Income	(30)	(25)	(26)	(25)	(106)	(22)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$448	$455	$359	$383	$1,645	$365

Total Operating Expense	$349	$305	$281	$300	$1,235	$312
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(1)	(4)	(3)	(3)	(11)	(2)
Exploration and Production Related Other Costs	(13)	(3)	(3)	(2)	(21)	(6)
Purchased Gas Costs	(32)	(14)	(15)	(33)	(94)	(24)
Selling, General and Administrative Costs	(36)	(25)	(24)	(28)	(113)	(33)
Other Operating Expense	(16)	(21)	(15)	(16)	(68)	(15)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$251	$238	$221	$218	$928	$232
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Net Income (Loss)	$630	($873)	($354)	$98	($499)	$196
Interest Expense	37	38	39	37	151	38
Income Tax Expense (Benefit)	277	(360)	(92)	37	(138)	68
Earnings (Loss) Before Interest & Taxes (EBIT)	944	(1,195)	(407)	172	(486)	302
Depreciation, Depletion & Amortization	133	130	123	129	515	144
Exploration Expense	13	3	3	2	21	6
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$1,090	($1,062)	($281)	$303	$50	$452
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(780)	1,376	529	(31)	1,094	(212)
Merger Related Costs	—	—	—	—	—	6
Stock-Based Compensation	2	3	3	8	16	2
Loss on Debt Extinguishment	15	19	—	—	34	1
Severance	1	—	—	—	1	1
Total Pre-tax Adjustments	(762)	1,398	532	(23)	1,145	(202)
Adjusted EBITDAX	$328	$336	$251	$280	$1,195	$250

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Net Income (Loss) from EBITDAX Reconciliation	$630	($873)	($354)	$98	($499)	$196
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(762)	1,398	532	(23)	1,145	(202)
Tax Effect of Adjustments	199	(365)	(138)	6	(298)	53
Adjusted Net Income	$67	$160	$40	$81	$348	$47

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Total Revenue and Other Operating Income (Loss)	$1,291	($880)	($127)	$473	$757	$627

Net Income (Loss)	$630	($873)	($354)	$98	($499)	$196
Interest Expense	37	38	39	37	151	38
Income Tax Expense (Benefit)	277	(360)	(92)	37	(138)	68
Earnings (Loss) Before Interest & Taxes (EBIT)	944	(1,195)	(407)	172	(486)	302
Depreciation, Depletion & Amortization	133	130	123	129	515	144
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,077	($1,065)	($284)	$301	$29	$446
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($780)	$1,376	$529	($31)	$1,094	($212)
Merger Related Costs	—	—	—	—	—	6
Total Adjustments	($780)	$1,376	$529	($31)	$1,094	($206)

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$511	$496	$402	$442	$1,851	$415
Adjusted EBIT	$164	$181	$122	$141	$608	$96
Operating Margin	32%	36%	30%	32%	33%	23%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021	Q4-2020
Total Revenue and Other Operating Income (Loss)	$1,291	($880)	($127)	$473	$757	$627

Net Income (Loss)	$630	($873)	($354)	$98	($499)	$196
Interest Expense	37	38	39	37	151	38
Income Tax Expense (Benefit)	277	(360)	(92)	37	(138)	68
Earnings (Loss) Before Interest & Taxes (EBIT)	944	(1,195)	(407)	172	(486)	302
Depreciation, Depletion & Amortization	133	130	123	129	515	144
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,077	($1,065)	($284)	$301	$29	$446
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(780)	$1,376	$529	($31)	$1,094	($212)
Stock-Based Compensation	2	3	3	8	16	2
Merger Related Costs	—	—	—	—	—	6
Loss on Debt Extinguishment	15	19	—	—	34	1
Total Adjustments	($763)	$1,398	$532	($23)	$1,144	($203)

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$511	$496	$402	$442	$1,851	$415
Adjusted EBITDA	$314	$333	$248	$278	$1,173	$243
Cash Operating Margin	61%	67%	62%	63%	63%	59%

Non-GAAP Measures

Net Debt: Total long-term debt minus cash and cash equivalents.
Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt attributable to CNX Resources shareholders is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt
(Dollars in millions)	31-Dec-21	30-Sep-21	30-June-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Less: Cash and Cash Equivalents	4	221	45	35	22	150
Net Debt	$2,210	$2,215	$2,244	$2,333	$2,402	$2,450

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21
Net Income (Loss)	$98	($354)	($873)	$630	($499)
Interest Expense	37	39	38	37	151
Income Tax Expense (Benefit)	37	(92)	(360)	277	(138)
Earnings (Loss) Before Interest & Taxes (EBIT)	172	(407)	(1,195)	944	(486)
Depreciation, Depletion & Amortization	129	123	130	133	515
Exploration Expense	2	3	3	13	21
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	303	(281)	(1,062)	1,090	50
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(31)	529	1,376	(780)	1,094
Stock Based Compensation	8	3	3	2	16
Loss on Debt Extinguishment	—	—	19	15	34
Severance	—	—	—	1	1
Total Pre-tax Adjustments	(23)	532	1,398	(762)	1,145
Adjusted EBITDAX	$280	$251	$336	$328	$1,195

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2021 Organic Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Organic Free Cash Flow	$137	$118	$110	$96	$461

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (SEC) and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.